Accounting Policies, by Policy (Policies)	12 Months Ended
Mar. 31, 2022
Description of Business and Organization [Abstract]
Basis of presentation and consolidation

Basis of presentation and consolidation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The consolidated financial statements include the financial statements of the Company, its wholly-owned subsidiaries and VIEs. All significant inter-company transactions and balances between the Company, its subsidiaries and VIEs are eliminated upon consolidation.

Consolidation of variable interest entities

Consolidation of variable interest entities

In accordance with accounting standards regarding consolidation of variable interest entities, VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. All VIEs with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes.

The Company has concluded, based on the contractual arrangements, that Jiuzhou Pharmacy (including its subsidiaries and controlled entities), Jiuzhou Clinic and Jiuzhou Service are each a VIE and that the Company’s wholly-owned subsidiary, Jiuxin Management, absorbs a majority of the risk of loss from the activities of these companies, thereby enabling the Company, through Jiuxin Management, to receive a majority of their respective expected residual returns.

Control and common control are defined under the accounting standards as “an individual, enterprise, or immediate family members who hold more than 50 percent of the voting ownership interest of each entity.” Because the Owners collectively own 100% of Jiuzhou Pharmacy, Jiuzhou Clinic and Jiuzhou Service, and have agreed to vote their interests in concert since the establishment of each of these three companies as memorialized in the voting rights agreement, the Company believes that the Owners collectively have control and common control of the three companies. Accordingly, the Company believes that Jiuzhou Pharmacy, Jiuzhou Clinic and Jiuzhou Service were constructively held under common control by Jiuxin Management as of the time the Contractual Agreements were entered into, establishing Jiuxin Management as their primary beneficiary. Jiuxin Management, in turn, is owned by Renovation, which is owned by the Company.

Liquidity and capital resources

Liquidity and capital resources

The Company’s accounts have been prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”) on a going concern basis. The going concern basis assumes that assets are realized and liabilities are extinguished in the ordinary course of business at amounts disclosed in the financial statements. The Company’s ability to continue as a going concern depends upon aligning its sources of funding (debt and equity) with its expenditure requirements and repayment of the short-term debts as and when they become due.

The drug retail business is a highly competitive industry in the PRC. Several large drugstore chains and a variety of single stores operate in Hangzhou City and Zhejiang Province. In order to increase the Company’s competitive advantages and gain more local retail pharmacy market share, from fiscal year 2018, we opened fifty-nine new stores in Hangzhou. As a result, the Company incurred significant incremental expense related to rental, labor hiring and training, and marketing activities. As the retail pharmaceutical market becomes more competitive in recent years, a new store usually cannot make profit in its operation until a year later. In fact, the Company incurred significant expenses with limited incremental revenue in the period it opened new stores. At their openings, except for four stores, almost all of the new stores were without government insurance reimbursement certificates. In fact, it usually takes more than one year for a new store to apply for and obtain the local government insurance reimbursement certificate. As of March 31, 2022, the Company had obtained thirty-seven reimbursement certificates for stores opened in fiscal 2018 and thereafter. Historically in a mature store, more than half of the total revenue were generated from the individual customers’ government insurance program. The Company is in the process of actively applying certificates for all of its new stores. In the future, as more and more stores obtain certificates, the Company expect the income of its new stores to increase and eventually contribute positive operating cash flow.

The Company’s principal sources of liquidity consist of existing cash, equity financing, and bank facilities from local banks as well as personal loans from its principal shareholders when necessary. On April 15, 2019, the Company closed a registered direct offering of 4,000,008 shares of common stock at $2.50 per share with gross proceeds of $10,000,020 from its effective shelf registration statement on Form S-3 pursuant to a Securities Purchase Agreement dated April 11, 2019 (the “2019 Securities Purchase Agreement”), by and among the Company and the investors named therein. On June 3, 2020, the Company closed a registered direct offering of 5,000,004 shares of common stock at $2.00 per share with gross proceeds of $10,000,008 from its effective shelf registration statement on Form S-3 pursuant to a Securities Purchase Agreement dated June 1, 2020 (the “2020 Securities Purchase Agreement”), by and among the Company and the investors named therein.

The spread of COVID-19 has negatively impacted the local economy. In order to relieve the operation difficulty, the Government has continued its tax cut policy such as lower certain tax rate. On the other side, local banks are encouraged to provide low interest rate loans to local enterprises. The Company has a credit line agreement from a local bank as described in detail in Note 16. As of March 31, 2022, approximately $2.35 million of the aforementioned bank credit line was available for further borrowing. Additionally, Jiuzhou Pharmacy obtained a credit line of approximately $7,653,850 (RMB50,000,000) from Haihui Commercial Factoring (Tianjin) Co. Ltd. (“Haihui Commercial”) for three years beginning July 26, 2019. As of March 31, 2022, the full amount has been borrowed from Haihui Commercial. Any borrowing thereunder is guaranteed by a third-party guarantor company and secured by the Company’s assets pursuant to a collateral agreement, as well as personal guarantees of some of its principal shareholders.

The Company has also obtained additional government insurance reimbursement certificates for its stores opened in the last two years. In a mature store, more than half of the revenue are generated by customers utilizing the government insurance program. With these certificates, mature stores are able to attract more customers who are eligible for the insurance program, and its sales may significantly increase in the next 12 months. Additionally, with the proceeds from the registered direct financing closed on April 15, 2019 and June 3, 2020, and the increased credit line, the Company believes it can support its operations for at least the next 12 months.

As of March 31, 2022, we had cash of approximately $35,339,577. Our total current assets as of March 31, 2022, were $75,451,894 and total current liabilities were $74,448,396, which resulted in a working capital of $1,003,498.

Risks and Uncertainties

Risks and Uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy. The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political, regulatory and social conditions in the PRC. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations including its organization and structure disclosed in Note 1, this may not be indicative of future results.

The Company has significant cash deposits with suppliers in order to obtain and maintain inventory. The Company’s ability to obtain products and maintain inventory at existing and new locations is dependent upon its ability to post and maintain significant cash deposits with its suppliers. In the PRC, many vendors are unwilling to extend credit terms for product sales that require cash deposits to be made. The Company does not generally receive interest on any of its supplier deposits, and such deposits are subject to loss as a result of the creditworthiness or bankruptcy of the party who holds such funds, as well as the risk from illegal acts such as conversion, fraud, theft or dishonesty associated with the third party. If these circumstances were to arise, the Company would find it difficult or impossible, due to the unpredictability of legal proceedings in China, to recover all or a portion of the amount on deposit with its suppliers.

Members of the current management team own controlling interests in the Company and are also the Owners of the VIEs in the PRC. The Company only controls the VIEs through contractual arrangements which obligate it to absorb the risk of loss and to receive the residual expected returns. As such, the controlling shareholders of the Company and the VIEs could cancel these agreements or permit them to expire at the end of the agreement terms, as a result of which the Company would not retain control of the VIEs.

Use of estimates

Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The significant estimates made in the preparation of the accompanying consolidated financial statements relate to the assessment of the carrying values of accounts receivable, related allowance for doubtful accounts, losses. Because of the use of estimates inherent in the financial reporting process, actual results could materially differ from those estimates.

Fair value measurements

Fair value measurements

The Company establishes a three-level valuation hierarchy of valuation techniques based on observable and unobservable inputs, which may be used to measure fair value and include the following:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Classification within the hierarchy is determined based on the lowest level of input that is significant to the fair value measurement.

The Company’s financial assets and liabilities, which include financial instruments as defined by FASB ASC 820, include cash, cash equivalents and restricted cash, financial assets available for sales, trade accounts receivable, notes receivables, other receivable, accounts payable, other payable, notes payable, long-term loan payable, employee deposits and warrants liability. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, notes receivables, and accounts payable are a reasonable approximation of fair value due to the short maturities of these instruments (Level 1). The carrying amount of notes payable approximates fair value based on borrowing rates of similar bank loan currently available to the Company (Level 2) (See Note 15). The carrying amount of Long-term loan payable approximates fair value based on borrowing rates of similar bank loan currently available to the Company (Level 2) (See Note 16). The carrying amount of the Company’s derivative instruments is recorded at fair value and is determined based on observable inputs that are corroborated by market data (Level 2) (See Note 20). The carrying amount of the financial assets available for sale is recorded at fair value and is determined based on unobservable inputs (Level 3) (See Note 3). The carrying amount of the employee deposits is recorded at fair value and is determined based on unobservable inputs (Level 3) (See Note 21).

(amount in absolute value)	Active Market for Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total Carrying Value
Cash, cash equivalents and restricted cash	$35,339,577	-	-	$35,339,577
Financial assets available for sale	-	-	94,648	94,648
Trade accounts receivable	16,736,495	-	-	16,736,495
Notes receivable	-	-	-	-
Other receivable	5,764,660	-	-	5,764,660
Accounts payable	27,331,381	-	-	27,331,381
Notes payable	-	34,189,022	-	34,189,022
Other payable	2,268,967	-	-	2,268,967
Long-term loan payable	-	1,957,956	-	1,957,956

Total	$87,441,080	36,146,978	94,648	$123,682,706

Revenue recognition

Revenue recognition

Effective March 31, 2018, the Company began recognizing revenue under Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective transition method. The impact of adopting the new revenue standard was not material to the Company’s consolidated financial statements. The core principle of this new revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

●	Step 1: Identify the contract with the customer

●	Step 2: Identify the performance obligations in the contract

●	Step 3: Determine the transaction price

●	Step 4: Allocate the transaction price to the performance obligations in the contract

●	Step 5: Recognize revenue when the company satisfies a performance obligation

In order to identify the performance obligations in a contract with a customer, a company must assess the promised goods or services in the contract and identify each promised good or service that is distinct. A performance obligation meets ASC 606’s definition of a “distinct” good or service (or bundle of goods or services) if both of the following criteria are met:

●	The customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer (i.e., the good or service is capable of being distinct).

●	The entity’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract (i.e., the promise to transfer the good or service is distinct within the context of the contract).

If a good or service is not distinct, the good or service is combined with other promised goods or services until a bundle of goods or services is identified that is distinct.

The transaction price is the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer, excluding amounts collected on behalf of third parties (for example, some sales taxes). The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both. Variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

The transaction price is allocated to each performance obligation on a relative standalone selling price basis. The transaction price allocated to each performance obligation is recognized when that performance obligation is satisfied, at a point in time or over time as appropriate.

The Company’s revenue is net of value added tax (“VAT”) collected on behalf of the PRC tax authorities with respect to the sales of merchandise. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the accompanying consolidated balance sheets until it is paid to the relevant PRC tax authorities.

Certain contract liabilities primarily represent the Company’s obligation to transfer additional goods or services to a customer for which the Company has received consideration, for example, membership points. The consideration received remains a contract liability until goods or services have been provided to the retail customer. The estimated amount based on accrued membership points was deducted from sales revenue.

The following is a discussion of the Company’s revenue recognition policies by segment under the new revenue recognition accounting standard:

Pharmacy retail sales

The physical pharmacies sell prescription drugs, over-the-counter (“OTC”) drugs, traditional Chinese medicine, nutritional supplements, medical devices and sundry products. Revenue from sales of prescription medicine at drugstores is recognized when the prescription is filled and the customer picks up and pays for the prescription. Revenue from sales of other merchandise at drugstores is recognized at the point of sale, which is when a customer pays for and receives the merchandise. Usually the majority merchandise, such as prescription and OTC drugs, are not refundable after the customers leave the counter. Returns of other products, such as sundry products, are minimal. Sales of drugs reimbursed by the local government medical insurance agency and receivables from the agency are recognized when a customer pays for the drugs at a store. The Company based on historical experience, a reserve for potential losses from denial of reimbursement on certain unqualified drugs is made to the receivables from the government agency. Additionally, several onsite clinics adjacent to pharmacies provide limited medical services. Revenue from medical services is recognized after the service has been rendered to a customer. As revenue from medical services is minimal compared to pharmacy retail sales, it is included as part of the pharmacy retail sales.

The Company deduct the membership rewards directly from the retail revenue, and present such amounts in net sales as opposed to the current reduction of operation expense classification. Membership rewards, usually membership points, are accumulated by customers based on their historical spending levels. The Company has determined that there is an additional performance obligation to those customers at the time of the initial transaction. The customers can then redeem these points against the prices of merchandises they purchase in the future. At the end of each period, unredeemed membership rewards are reflected as a contract liability.

Online pharmacy sales

The online pharmacy sells various health products except for prescription drugs. Revenue from online pharmacy sales is recognized when merchandise is shipped to customers. While most deliveries take one day, certain deliveries may take longer depending on a customer’s location. Any loss caused in a shipment will be reimbursed by the Company’s courier company. The Company’s sales policy allows for the return of certain merchandises without reason within seven days after a customer’s receipt of the applicable merchandise. Historically, sales returns seven days after merchandise receipts have been minimal.

Wholesale

Jiuxin Medicine purchases medicine in quantity and distributes products primarily to local pharmacies and medical products dealers. Revenue from sales of merchandise to non-retail customers is recognized when the merchandise is transferred to customers. Historically, sales returns have been minimal.

The Company’s revenue is net of VAT collected on behalf of PRC tax authorities in respect to the sales of merchandise. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the accompanying consolidated balance sheets until it is paid to the relevant PRC tax authorities.

Disaggregation of Revenue

The following table disaggregates the Company’s revenue by major source in each segment for the years ended March 31, 2022, 2021 and 2020:

	2022	2021	2020
For the year ended March 31,
Retail drugstores
Prescription drugs	$28,503,283	$27,162,968	$26,045,423
OTC drugs	35,658,864	30,524,057	31,532,248
Nutritional supplements	9,664,071	6,863,559	6,013,622
TCM	5,353,900	4,560,968	5,325,008
Sundry products	1,544,639	1,379,917	1,312,293
Medical devices	3,503,735	5,607,506	3,852,643
Total retail revenue	$84,228,492	$76,098,975	$74,081,237
Online pharmacy
Prescription drugs	$10,331,652	$8,243,099	$1,447,469
OTC drugs	11,473,177	7,559,585	5,721,638
Nutritional supplements	2,014,011	956,013	742,809
TCM	315,231	295,410	266,638
Sundry products	2,271,009	1,967,174	2,082,601
Medical devices	3,814,284	3,464,638	3,280,060
Total online revenue	$30,219,364	$22,485,919	$13,541,215
Drug wholesale
Prescription drugs	$41,116,991	$27,477,087	$24,857,708
OTC drugs	7,903,824	6,242,630	4,196,841
Nutritional supplements	424,210	151,657	205,881
TCM	241,828	218,758	314,769
Sundry products	93,338	28,377	43,854
Medical devices	164,508	431,230	86,184
Total wholesale revenue	$49,944,699	$34,549,739	$29,705,237
Total revenue	$164,392,555	$133,134,633	$117,327,689

Contract Balances

Contract liabilities primarily represent the Company’s obligation to transfer additional goods or services to a customer for which the Company has received consideration, for example membership points and membership rewards. The consideration received remains a contract liability until goods or services have been provided to the retail customer.

The following table provides information about receivables and contract liabilities from contracts with customers:

	March 31, 2022	March 31, 2021
Trade receivable(included in accounts receivable, net)	$16,736,495	$13,423,728
Contract liabilities (included in accrued expenses)	2,036,406	1,470,217

Restricted cash

Restricted cash

The Company’s restricted cash consists of cash and long-term deposits in a bank as security for its notes payable. The Company has notes payable outstanding with the bank and is required to keep certain amounts on deposit that are subject to withdrawal restrictions. The notes payable are generally short term in nature due to their short maturity period of six to nine months; thus, restricted cash is classified as a current asset.

The following represents a reconciliation of cash and cash equivalents in the Consolidated Condensed Balance Sheets to total cash, cash equivalents and restricted cash in the Consolidated Condensed Statements of Cash Flows as of March 31, 2022 and March 31, 2021:

	March 31, 2022	March 31, 2021
Cash and cash equivalents	$18,458,575	$22,045,628
Restricted cash	16,881,002	12,627,016
Cash, cash equivalents and restricted cash	$35,339,577	$34,672,644

Accounts receivable

Accounts receivable

Accounts receivable represents the following: (1) amounts due from banks relating to retail sales that are paid or settled by the customers’ debit or credit cards, (2) amounts due from government social security bureaus and commercial health insurance programs relating to retail sales of drugs, prescription medicine, and medical services that are paid or settled by the customers’ medical insurance cards, (3) amounts due from non-bank third party payment instruments such as Alipay and certain e-commerce platforms and (4) amounts due from non-retail customers for sales of merchandise.

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. In the Company’s retail business, accounts receivable mainly consist of reimbursements due from the government insurance bureaus and commercial health insurance programs and are usually collected within two or three months. The Company directly writes off delinquent account balances, which it determines to be uncollectible after confirming with the appropriate bureau or program each month. Additionally, the Company also makes estimated reserves on related outstanding accounts receivable based on expected credit loss.

In the Company’s online pharmacy business, accounts receivable primarily consist of amounts due from non-bank third party payment instruments such as Alipay and certain e-commerce platforms. To purchase pharmaceutical products from an e-commerce platforms such as Tmall, customers are required to submit payment to certain non-bank third party payment instruments, such as Alipay, which, in turn, reimburse the Company within seven days to a month. Except for customer returns of sold products, the receivables from these payments instruments are rarely uncollectible.

In its wholesale business, the Company uses the expected credit loss method to estimate the allowance for anticipated uncollectible receivable balances. At each reporting period, the allowance balance is adjusted to reflect the amount computed as a result of the expected credit loss method. When facts subsequently become available to indicate that the allowance provided requires an adjustment, a corresponding adjustment is made to the allowance account as a change in estimate.

Credit loss roll forward

Credit loss roll forward

With the adoption of the current expected credit loss standard in 2020, the company estimates future expected losses on accounts receivable and other receivables over the remaining collection period of the instrument. The roll forward for the allowance for credit losses for the year end March 31, 2022, is as follows:

	For the year end March 31, 2022
	Account receivable	Other receivables	Total
Allowance for credit losses as of March 31, 2021	$2,880,513	493,464	$3,373,977
Credit loss expense*	(401,865)	1,431,423	1,029,558
Ending allowance for credit losses	$2,478,648	1,924,887	$4,403,535

Advances to suppliers

Advances to suppliers

Advances to suppliers consist of prepayments to its vendors, such as pharmaceutical manufacturers and other distributors. Since the acquisition of Jiuxin Medicine, the Company have transferred almost all logistics services of its retail drugstores to Jiuxin Medicine. Jiuzhou Pharmacy only directly purchases certain non-medical products, such as certain nutritional supplements. As a result, almost all advances to suppliers are made by Jiuxin Medicine.

Advances to suppliers for its drug wholesale business consist of prepayments to its vendors, such as pharmaceutical manufacturers and other distributors. The Company typically receive products from vendors within three to nine months after making prepayments. The Company continuously monitor delivery from, and payments to, its vendors while maintaining a provision for estimated credit losses based upon historical experience and any specific supplier issues, such as discontinuing of inventory supply, that have been identified.

Inventories

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first in first out (FIFO) method. The Company carries out physical inventory counts on a monthly basis at each store and warehouse location. Herbs that the Company farms are recorded at their cost, which includes direct costs such as seed selection, fertilizer, labor costs that are spent in growing herbs on the leased farmland, and indirect costs such as amortization of farmland development cost. All costs are accumulated until the time of harvest and then allocated to harvested herbs costs when the herbs are sold. The Company periodically reviews its inventory and records write-downs to inventories for shrinkage losses and damaged merchandise that are identified. The Company provides a reserve for estimated inventory obsolescence or excess quantities on hand equal to the difference, if any, between the cost of the inventory and its estimated realizable value.

Farmland assets

Farmland assets

Herbs that the Company farms are recorded at their cost, which includes direct costs such as seed selection, fertilizer, and labor costs that are spent in growing herbs on the leased farmland, and indirect costs such as amortization of farmland development costs. Since April 2014, amortization of farmland development costs has been expensed instead of allocated into inventory due to unpredictable future market value of planted gingko trees.

All related costs described in the above are accumulated until the time of harvest and then allocated to harvested herbs when they are sold.

Property and equipment

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation or amortization. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, taking into consideration the assets’ estimated residual value. Leasehold improvements are amortized over the shorter of lease term or remaining lease period of the underlying assets. Following are the estimated useful lives of the Company’s property and equipment:

Estimated Useful Life
Leasehold improvements	3-10 years
Motor vehicles	3-5 years
Office equipment & furniture	3-5 years
Buildings	35 years

Maintenance, repairs and minor renewals are charged to expenses as incurred. Major additions and betterment to property and equipment are capitalized.

Intangible assets

Intangible assets

Intangible assets are acquired individually or as part of a group of assets, and are initially recorded at their fair value. The cost of a group of assets acquired in a transaction is allocated to the individual assets based on their relative fair values.

The estimated useful lives of the Company’s intangible assets are as follows:

Estimated Useful Life
Land use rights	50 years
Software	3 years
license	Infinite

The Company evaluates intangible assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.

Impairment of long lived assets

Impairment of long lived assets

The Company evaluates long lived tangible and intangible assets for impairment, whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability is measured by comparing the assets’ net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. In the year ended March 31, 2020, the Company evaluated the licenses of insurance applicable drugstores acquired in the past based on their discounted positive cash value. Due to the stricter government insurance policy in fiscal year 2021, the value of these licenses has declined. As a result, The Company recorded an impairment of $628,192 as of March 31, 2020. In the year ended March 31, 2021, we evaluated the use rights of the forest land, which is currently used to cultivate Ginkgo trees. The forest rights certificate from the local village extends the life of the lease to January 31, 2060. Based on the evaluation of the forest land use rights, the Company recorded an impairment of $228,506. In the year ended March 31, 2022, we evaluated the use rights of the forest land, which is currently used to cultivate Ginkgo trees. Based on the evaluation of the forest land use rights, the Company recorded an impairment of $148,795.

Notes payable

Notes payable

During the normal course of business, the Company regularly issues bank acceptance bills as a payment method to settle outstanding accounts payables with various material suppliers. The Company records such bank acceptance bills as notes payable. Such notes payable are generally short term in nature due to their short maturity period of six to nine months.

Income taxes

Income taxes

The Company follows FASB ASC Topic 740, “Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The accounting standards clarify the accounting and disclosure requirements for uncertain tax positions and prescribe a recognition threshold and measurement attribute for recognition and measurement of a tax position taken or expected to be taken in a tax return. The accounting standards also provide guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition. No significant penalties, uncertain tax provisions or interest relating to income taxes were incurred during the periods ended March 31, 2022 and 2021.

Value added tax

Value added tax

Sales revenue represents the invoiced value of goods, net of VAT. All of the Company’s products are sold in the PRC and are subject to a VAT on the gross sales price. The VAT rates range up to 17%, depending on the type of products sold. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing or acquiring its finished products. The Company recorded a VAT payable net of payments in the accompanying financial statements.

Stock based compensation

Stock based compensation

The Company follows the provisions of FASB ASC 718, “Compensation — Stock Compensation,” which establishes accounting standards for non-employee and employee stock-based awards. Under the provisions of FASB ASC 718, the fair value of stock issued is used to measure the fair value of services received as the Company believes such approach is a more reliable method of measuring the fair value of the services. For non-employee stock-based awards, fair value is measured based on the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is calculated and then recognized as compensation expense over the requisite performance period. For employee stock-based awards, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense with graded vesting on a straight–line basis over the requisite service period for the entire award.

Advertising and promotion costs

Advertising and promotion costs

Advertising and promotion costs are expensed as incurred and amounted to $355,078, $309,446 and $262,553 for the year ended March 31, 2022, 2021 and 2020, respectively. Such costs consist primarily of print and promotional materials such as flyers to local communities.

Foreign currency translation

Foreign currency translation

The Company uses the United States dollar (“U.S. dollars” or “USD”) for financial reporting purposes. The Company’s subsidiaries and VIEs maintain their books and records in their functional currency the Renminbi (“RMB”), the currency of the PRC.

In general, for consolidation purposes, the Company translates the assets and liabilities of its subsidiaries and VIEs into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statements of income and cash flows are translated at average exchange rates during the reporting period. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the financial statements of the subsidiaries and VIEs are recorded as accumulated other comprehensive income.

The balance sheet amounts, with the exception of equity, at March 31, 2022 and 2021 were translated at 1 USD to 6.3393 RMB and at 1 USD to 6.5594 RMB, respectively. The average translation rates applied to income and cash flow statement amounts for years ended March 31, 2022 and 2021 were at 1 USD to 6.4180 RMB and at 1 USD to 6.7722 RMB, respectively.

Concentrations and credit risk

Concentrations and credit risk

Certain financial instruments, which subject the Company to concentration of credit risk, consist of cash and restricted cash. The Company has cash balances at financial institutions located in Hong Kong and PRC. Balances at financial institutions in Hong Kong may, from time to time, exceed Hong Kong Deposit Protection Board’s insured limits. Since March 31, 2015, balances at financial institutions and state-owned banks within the PRC are covered by insurance up to RMB 500,000 (USD 79,600) per bank. As of March 31, 2022 and March 31, 2021, the Company had deposits totaling $35,283,936 and $34,602,819 that were covered by such limited insurance, respectively. Any balance over RMB 500,000 (USD 79,600) per bank in PRC will not be covered. To date, the Company has not experienced any losses in such accounts.

For the fiscal year ended March 31, 2022, two vendors collectively accounted for 40.2% of the Company’s total purchases and two suppliers accounted for more than 10% of total advances to suppliers. For the fiscal year ended March 31, 2021, two vendors collectively accounted for 42.9% of the Company’s total purchases and two suppliers accounted for more than 10% of total advances to suppliers.

For the fiscal year ended March 31, 2022, no customer accounted for more than 10% of the Company’s total sales and more than 10% of total accounts receivable. For the fiscal year ended March 31, 2021, no customer accounted for more than 10% of the Company’s total sales or more than 10% of total accounts receivable.

Leases

Leases

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). Lessees are required to recognize a right-of-use asset and a lease liability for virtually all of their leases (other than leases that meet the definition of a short-term lease). The liability is equal to the present value of lease payments. The asset is based on the liability, subject to certain adjustments, such as for initial direct costs. For income statement purposes, a dual model was retained, requiring leases to be classified as either operating or finance leases. Operating leases result in straight-line expense (similar to operating leases under the prior accounting standard) while finance leases result in a front-loaded expense pattern (similar to capital leases under the prior accounting standard). Lessor accounting is similar to the prior model, but updated to align with certain changes to the lessee model (e.g., certain definitions, such as initial direct costs, have been updated) and the new revenue standard, ASU 2014-9.

The Company adopted this new accounting standard on April 1, 2019 on a modified retrospective basis and applied the new standard to all leases through a cumulative-effect adjustment to beginning retained earnings. As a result, comparative financial information has not been restated and continues to be reported under the accounting standards in effect for those periods. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which includes, among other things, the ability to carry forward the existing lease classification. On April 1, 2019, the Company recorded an after-tax transition adjustment to increase retained earnings by approximately $422,354. The new standard had a material impact on the unaudited condensed consolidated balance sheet, but did not materially impact the Company’s consolidated operating results and had no impact on the Company’s cash flows. The following is a discussion of the Company’s lease policy under the new lease accounting standard:

The Company determines if an arrangement contains a lease at the inception of a contract. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Right-of-use assets and lease liabilities are recognized at the commencement date based on the present value of the remaining future minimum lease payments. As the interest rate implicit in the Company’s leases is not readily determinable, the Company utilizes its incremental borrowing rate, determined by class of underlying asset, to discount the lease payments. The operating lease right-of-use assets also include lease payments made before commencement and exclude lease incentives.

The Company leases premises for retail drugstores, and offices under non-cancellable operating leases. Operating lease payments are expensed over the term of lease using straight line method. A majority of the Company’s retail drugstore leases have a 3 to 10 year term. Usually within one to three months prior to the expiration date of a lease, the Company is required to notify the lessor and has a priority to continue renting the lease property if a lessor intends to lease property. The lease itself does not have restriction or covenants. If both parties agree to continue, a new lease contract with new lease terms has to been signed by both parties. Usually, the rent may increase year by year based on the lease contract. Sublease is typically not allowed. Any damage, if made by the lessee, to the property and equipment within the property has to been fixed or reimbursed by the lessee. The Company does not have any leases entered into that have not yet commenced. The Company has historically been able to renew a majority of its drugstores’ leases. The weighted average remaining lease term is 2.5 years Under the terms of its lease agreements, the Company has no legal or contractual asset retirement obligations at the end of the leases. Due to the spread of COVID-19, the Company was able to renegotiate with certain landlords and was able to lower its rent payment. However, the reduction in rent is immaterial. If any reduction is successfully implemented, as the amount is immaterial, the Company simply adjusts rent expense as reduced payments are made.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

Accounting pronouncements adopted

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” providing financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. For public business entities that are U.S. Securities and Exchange Commission (SEC) filers, the amendments in this Update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The FASB has voted to defer the effective date for public companies that are smaller reporting companies to fiscal years beginning after December 15, 2022. All entities may adopt the amendments in this Update earlier as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company adopted this new accounting standard on April 1, 2020. The Company adopted the credit loss impairment model on a modified retrospective basis and recorded a $421,675 million cumulative effect adjustment to reduce retained earnings as of the adoption date. The adoption of this standard did not have a material impact on the Company’s consolidated operating results, cash flows or financial condition.

In August 2018, the FASB issued ASU 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds, and modifies certain disclosure requirements for fair value measurements under ASC 820. This ASU is to be applied on a prospective basis for certain modified or new disclosure requirements, and all other amendments in the standard are to be applied on a retrospective basis. The new standard is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. ASU 2018-13 has no impact on the Company’s consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, “Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” (“ASU 2017-04”), which removes Step 2 from the goodwill impairment test. An entity will apply a one-step quantitative test and record the amount of goodwill impairment as the excess of a reporting unit’s carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. Public business entity that is a U.S. Securities and Exchange Commission filer should adopt the amendments in this ASU for its annual or any interim goodwill impairment test in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company adopted ASU 2017-04 on January 1, 2020. The adoption of the ASU 2017-04 did not have a material impact on the Company’s consolidated financial statements.

Accounting pronouncements not yet effective to adopt

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes” (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 will simplify the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. For public business entities, the amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company does not expect that the requirements of ASU 2019-12 will have a material impact on its consolidated financial statements.